1290 FUNDS®

SUPPLEMENT DATED OCTOBER 1, 2019 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated March 1, 2019, as supplemented, of 1290 Funds regarding 1290 Convertible Securities Fund. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a lower contractual expense limitation agreement applicable to 1290 Convertible Securities Fund.

Information Regarding

1290 Convertible Securities Fund

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Effective October 1, 2019, the section of the Summary Prospectus and Prospectus entitled “About the Funds — 1290 Convertible Securities Fund — Class A (TNFAX), T (TNFCX), I (TNFIX) and R (TNFRX) Shares — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Convertible Securities Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Convertible Securities Fund	Class A Shares	Class T Shares		Class I Shares	Class R Shares
Management Fee	0.70%	0.70%		0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%	0.50%
Other Expenses	0.99%	0.99%	[2]	0.99%	0.99%
Total Annual Fund Operating Expenses	1.94%	1.94%		1.69%	2.19%
Fee Waiver and/or Expense Reimbursement[3,4]	–0.79%	–0.79%		–0.79%	–0.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.15%	1.15%		0.90%	1.40%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2021.

[4]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$562	$959	$1,380	$2,551
Class T Shares	$364	$769	$1,199	$2,399
Class I Shares	$92	$455	$844	$1,932
Class R Shares	$143	$609	$1,102	$2,462

Effective October 1, 2019, the section of the Prospectus entitled “More Information on Fees and Expenses — Expense Limitation Agreement” is amended to include the following information:

In the interest of limiting through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Fund listed in the following table, the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the Fund (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund listed below so that the annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and fees and expenses of other investment companies in which the Fund may invest), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

Expense Limitation Provisions

Total Annual Operating Expenses Limited to (% of average daily net assets)
Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	0.90%*	0.90%*	0.90%*	0.90%*
*	Effective October 1, 2019.